UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 14, 2003 (May 13, 2003)

O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3038 Sidco Drive, Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 256-8500

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is furnished pursuant to Items 9 and 12:

99.1	Press Release dated May 13, 2003.

Item 9. Regulation FD Disclosure.

     The information contained in this Item 9 is being furnished pursuant to Item 9 and Item 12, “Results of Operations and Financial Condition.”

     On May 13, 2003, O’Charley’s Inc. issued a press release announcing its first quarter 2003 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’CHARLEY’S INC.

	By:	/s/ A. Chad Fitzhugh
		Name: Title:	A. Chad Fitzhugh Chief Financial Officer, Secretary and Treasurer

Date: May 14, 2003

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EXHIBITS

99.1	Press Release dated May 13, 2003

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